UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 7, 2007
Centerplate, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31904	13-3870167

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2187 Atlantic Street, 6th Floor, Stamford, CT	06902

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (203) 975-5900
300 First Stamford Place, Stamford, CT 06902

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On November 7, 2007, Centerplate, Inc. issued a press release announcing its earnings for the fiscal quarter ended October 2, 2007. A copy of the press release relating to such announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits.

Exhibit	Description
99.1	Press Release dated November 7, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 7, 2007

Centerplate, Inc.
By: /s/Kevin F. McNamara
Name:	Kevin F. McNamara
Title:	Executive Vice President and CFO

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated November 7, 2007.